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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   August 4, 1998
                                                  ---------------------


                                  Keane, Inc.
                                  -----------
               (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-7516                                  04-243-7166
-------------------------                     -----------------
 (Commission File Number)             (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
--------------------------------------------                    ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 241-9200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     On August 4, 1998, Keane announced the acquisition by stock purchase, to be accounted for as a pooling of interests, of Icom Systems Limited, a corporation organized under the laws of England and Wales ("Icom"). A copy of the Registrant's press release announcing the transaction is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         Financial statements of business acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b) Pro Forma Financial Information.

         Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------

     99.1 Press Release regarding Registrant's acquisition by stock purchase of Icom, dated August 4, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 4, 1998                  KEANE, INC.
                                      ----------------------
                                      (Registrant)



                                      By: /s/ Wallace A. Cataldo
                                         --------------------------------
                                         Wallace A. Cataldo
                                         Vice President - Finance
                                         and Administration

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------

 99.1 Press Release regarding Registrant's acquisition by stock purchase of Icom, dated August 4, 1998.